ACCOMMODATION AGREEMENT


         ACCOMMODATION AGREEMENT dated as of July __, 2001 (the "Agreement"), by and between KAUSER PARTNERS, L.P., a Delaware limited partnership ("Buyer"), and BIO PULSE INTERNATIONAL, INC., a Nevada corporation with its principal place of business at 10421 South Jordan Gateway, Suite 500, Salt Lake City, Utah 84095 (the "Company").

                                    Recitals

     A. The parties to the Agreement previously have entered into a Securities Purchase Agreement dated as of November 21, 2000 (the "Purchase Agreement").

     B. Under the Purchase Agreement, Buyer agreed to purchase from the Company and the Company agreed to issue to Buyer a total of 353,636 shares (the "Shares") of the Company's restricted common stock, par value $0.001 per share ("Common Stock"), and a warrant (the "Warrant") to purchase up to 189,318 shares of Common Stock (the Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares" and the Warrant Shares and the Shares being referred to collectively as the "Registrable Securities").

     C. Under the Purchase Agreement, the Company granted to Buyer certain registration rights under which it is obligated to prepare, file and have declared effective by the Securities and Exchange Commission ("SEC") a registration statement (the "Original Registration Statement") covering all of the Registrable Securities, which Original Registration Statement was filed by the Company originally in December 2000, and was amended in February 2001. The Original Registration Statement was not subsequently amended and has not been declared effective by the SEC as of the date of this Agreement.

     D. On January 24, 2001, the Company entered into a Securities Purchase Agreement (the "Series B Agreement") with Hunts Drive, LLC, a Cayman Islands limited liability company ("Hunts Drive"), under which the Company issued and sold 3,000 shares of the Company's 7% Cumulative Convertible Redeemable Preferred Stock, Series B (the "Series B Preferred") which are convertible into Common Stock on the terms indicated therein. Simultaneously with its execution of the Series B Agreement, the Company entered into a Registration Rights Agreement with Hunts Drive pursuant to which the Company agreed to prepare and file with the SEC a registration statement covering the Common Stock issuable upon conversion of the Series B Preferred. The Company sought to register such shares by amending the Original Registration Statement to include such shares, which amendment was filed in February 2001. The Original Registration Statement was not subsequently amended and has not been declared effective by the SEC as of the date of this Agreement.

     E. Pursuant to the Purchase Agreement, the Company is required to pay damages to Buyer in the event that the Original Registration Statement was not effective within the time periods specified in the Registration Rights Agreement, and such Original Registration Statement was not declared effective within such time period and is not effective as of the date hereof.

     F.  Pursuant  to  the  Purchase  Agreement,   the  Buyer  obtained  certain
anti-dilution rights that have been implicated by the Company's issuance of the Series B Preferred.

     G. Because of insufficient financing, the Company is not presently able to proceed with further amendment to the Original Registration Statement.

     H. Hunts Drive has agreed to provide $500,000 of debt financing to the Company in the form of a promissory note (the "Note"), which financing will allow the Company to proceed with amending the Original Registration Statement, provided that the Company and Buyer execute and deliver this Agreement.

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants and mutual promises below and other good and valuable consideration, the receipt and legal sufficiency of which the parties acknowledge by their signatures appearing below, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

         1. Issuance of Accommodation Shares. In exchange for Buyer's execution and delivery of this Agreement, and its waiver or amendment of or other accommodations in relation to certain of the Company's covenants and obligations under the Purchase Agreement, all as set forth herein, the Company agrees to issue a total of Two Million (2,000,000) shares of restricted common stock (the "Accommodation Shares") to Buyer upon the closing of the transactions contemplated by this Agreement. Certificates representing the Accommodation Shares shall be delivered to Buyer upon execution and delivery of this Agreement by all parties.

          a. Securities Law Compliance. Buyer acknowledges and agrees that the Accommodation Shares are being issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), and are being issued in reliance on an exemption from the registration requirements of the Securities Act. To facilitate the availability of such exemption, and recognizing that the Company will rely on the accuracy thereof, Buyer represents and warrants as follows:

               i. Buyer is acquiring the Accommodation Shares for Buyer's own account for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Accommodation Shares and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Accommodation Shares, all within the meaning of the Securities Act and any applicable state, securities or blue sky laws.

               ii. Buyer is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Accommodation Shares to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.



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

               iii. The Company has advised Buyer that the Accommodation Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration, and the Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of Buyer's representations contained herein.

               iv. Buyer understands and acknowledges that the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that the Company files quarterly, annual and other reports under the Exchange Act containing financial and other information about the Company. Buyer has had an opportunity to obtain such reports and other information as it has deemed appropriate respecting the Company, its business, plans and financial condition, and any other materials or information Buyer has deemed relevant in making the decision to acquire the Accommodation Shares. Buyer has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that Buyer or Buyer's representatives have put to it. Buyer has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

               v. Buyer or Buyer's representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of Buyer in connection with this transaction.

               vi. Buyer understands that an investment in the Company resulting from Buyer's acquisition of the Accommodation Shares involves substantial risk, and Buyer can afford to bear such risks, including, but not limited to, the risk of loss of Buyer's entire investment.

               vii. Buyer is not acquiring the Accommodation Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio (and is not aware of the existence of any of the above), or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which Buyer had a pre-existing relationship in connection with investments in securities generally.

               viii. The Accommodation Shares have not been registered under the Securities Act, and have issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws. Buyer acknowledges that Buyer has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, Buyer agrees that no sale, assignment, or transfer of any of the Accommodation Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of such securities is registered under the Securities Act, it being understood that the Accommodation Shares are


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

          not currently registered for sale and that the Company has no obligation or intention to so register such securities, or (ii) such securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. Buyer further understands that an opinion of counsel and other documents may be required to transfer the Accommodation Shares, and the Company will use its best efforts to assist Buyer in any request to remove any restrictive legend on the certificates representing the Accommodation Shares when permissible under Rule 144, including without limitation instructing the Company's counsel to promptly issue any customary opinion to the Company's transfer agent with respect thereto. Buyer acknowledges that each certificate or certificates evidencing any Accommodation Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933 AND APPROPRIATE STATE SECURITIES LAWS. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          b. Registration; Lock-up Covenant. One million (1,000,000) of the Accommodation Shares (the "Registrable Accommodation Shares") shall be included, pursuant to a pre-effective amendment thereto, in the Original Registration Statement, and shall be saleable thereunder upon the effectiveness of the Original Registration Statement, provided that Buyer agrees that, in consideration of the Company's issuance and registration of the Registrable Accommodation Shares, Buyer covenants and agrees that, without the prior written consent of the Company and Hunts Drive, Buyer shall not offer, sell, contract to sell, sell short, or grant any option with respect to any of the Registrable Accommodation Shares or any of the Company's Common Stock, except for the 353,636 Shares presently included on the Original Registration Statement and acquired by Buyer in November 2000, except as follows: Buyer may sell (i) Five Hundred Thousand (500,000) of the Registrable Accommodation Shares at any time following that date which is the fifth (5th) month anniversary of the effectiveness of the Original Registration Statement, and (ii) the remaining Five Hundred Thousand (500,000) of the Registrable Accommodation Shares (together with any portion of the amount of Registrable Accommodation Shares saleable but not sold under clause (i), above), following that date which shall be the tenth
     (10th) month anniversary of the effectiveness of the Original Registration Statement. Buyer's agreement regarding restrictions on resales as set forth in this Subsection 1(b) shall not have any application to (i) any of the Accommodation Shares other than the Registrable Accommodation Shares or
     (ii) to the Shares acquired by Buyer in November 2000, and shall terminate and have no further force or effect as of the eighth (8th) month anniversary of the date of this Agreement if by such date the Original Registration Statement shall not have been declared effective. Buyer's rights and the Company's obligations with respect to the registration of the Registrable Accommodation Shares as set forth in this subsection 1(b)


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

     shall be as set forth in Section 2.5 of the Purchase Agreement, provided that no fees or penalties shall accrue under subsections 2.5(a) or 2.5(b) of the Purchase Agreement with respect to the Registrable Accommodation Shares. All of Buyer's rights hereunder shall terminate and have no further force or effect upon the date that Buyer becomes eligible to sell all of the Accommodation Shares under Rule 144 under the Securities Act without restriction or volume limitation and the Company is and remains current in all its required filings with the SEC under the Exchange Act and the Company has complied with all reasonable requests of Buyer to assist in the removal of restrictive legends on certificates representing the Accommodation Shares in question.

     2. Waiver of First Rights. To the extent not previously waived in connection with the transactions between the Company and Hunts Drive, including in addition to the sale of the Series B Preferred the Company's execution and delivery of that certain Private Equity Credit Agreement by and between the Company and Hunts Drive and dated as of January 24, 2001, but subject to the terms, conditions and covenants contained herein, Buyer hereby waives its rights to maintain its percentage ownership interest under Section 2.4 of the Purchase Agreement.

     3. Waiver of Penalties and Fees. Subject to the terms, conditions and covenants contained herein, Buyer hereby waives any penalties and interest that have or may have accrued under Subsections 2.5(a) or 2.5(b) of the Purchase Agreement because of any failure of the Company in respect of the filing the Original Registration Statement, responding to comments from SEC staff, or in accomplishing the effectiveness of the Original Registration Statement prior to the date hereof or as may accrue under such sections between the date hereof and October 1, 2001, provided that such fees and penalties shall again commence accruing October 1, 2001 if by such date the Original Registration Statement has not been declared effective by the SEC, and any such newly accruing fees or penalties shall be due and payable thereafter as set forth in the Purchase Agreement.

     4. Waiver of Tag Along Rights. Buyer acknowledges that, as a condition to its advancement of additional debt financing, Hunts Drive is requiring Jonathan Neville and Loran Swensen, who each are affiliates of the Company, to pledge up to 2,000,000 shares of Common Stock to secure the Company's obligations with respect to the Note. To the extent such pledge or any subsequent foreclosure of its security interest in the pledged Common Stock would give rise to the exercise by Buyer of its rights under Section 2.3 of the Purchase Agreement, Buyer hereby waives such rights.

     5. Waiver and Termination of Anti-Dilution Rights. Buyer agrees to waive any past claims arising under or with respect to Section 2.8 of the Purchase
Agreement with respect to the Hunts Drive transactions referenced in this Agreement or otherwise, and Buyer further agrees to terminate all of its rights under Section 2.8 of the Purchase Agreement as to all transactions of the Company occurring hereafter.



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

     6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     8. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were not contained herein.

     9. Entire Agreement. This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof, and supersedes all prior understandings with respect thereto. The parties to this Agreement expressly intend to amend certain terms of the Purchase Agreement, and intend that the terms of this Agreement shall control in the event of any disagreement between the terms of this Agreement and the Purchase Agreement.

     10. Limited Effect of Modification. Except to the extent specifically modified or amended by this Agreement the terms and conditions of the Purchase Agreement shall not be amended, modified, superceded or affected in any way and shall continue to have full force and effect on the parties thereto. Nothing herein shall, except as expressly set forth herein, affect the validity and enforceability of the Purchase Agreement, the shares of Common Stock and Warrants issued thereunder, or rights of Buyer in connection therewith.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to choice of law principles.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____ day of July, 2001.


                          BIO PULSE INTERNATIONAL, INC.



                          By:
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                          Its:
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                          KAUSER PARTNERS, L.P.



                          By:
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                          Its:
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